UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-38962	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
2.250% Senior Notes due 2025	FI25	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of Euro Notes Offering

General Information

On May 7, 2025, Fiserv Funding Unlimited Company (“Fiserv Funding”), an indirect, wholly owned subsidiary of Fiserv, Inc. (the “Company”), completed the public offering and issuance of €750,000,000 aggregate principal amount of Fiserv Funding’s 2.875% Senior Notes due 2028 (the “2028 Notes”), €775,000,000 aggregate principal amount of Fiserv Funding’s 3.500% Senior Notes due 2032 (the “2032 Notes”) and €650,000,000 aggregate principal amount of Fiserv Funding’s 4.000% Senior Notes due 2036 (the “2036 Notes” and, together with the 2028 Notes and the 2032 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

The Notes were issued under an Indenture, dated as of April 24, 2025 (the “Indenture”), among Fiserv Funding, the Company and U.S. Bank Trust Company, National Association, as trustee, as supplemented by (i) a First Supplemental Indenture, establishing the terms and providing for the issuance of the 2028 Notes (the “2028 Notes Supplemental Indenture”), (ii) a Second Supplemental Indenture, establishing the terms and providing for the issuance of the 2032 Notes (the “2032 Notes Supplemental Indenture”) and (iii) a Third Supplemental Indenture, establishing the terms and providing for the issuance of the 2036 Notes (the “2036 Notes Supplemental Indenture”), each dated as of May 7, 2025, and each by and among Fiserv Funding, the Company and the Trustee. Pursuant to an Agency Agreement, dated as of May 7, 2025 (the “Agency Agreement”), relating to the Notes, Fiserv Funding has appointed U.S. Bank Europe DAC to act as paying agent for the Notes.

Interest Rate and Maturity

The 2028 Notes Supplemental Indenture and the form of the 2028 Notes that is included therein provide, among other things, that the 2028 Notes bear interest at a rate of 2.875% per year (payable annually in arrears on June 15 of each year, beginning on June 15, 2025) and will mature on June 15, 2028. The 2032 Notes Supplemental Indenture and the form of the 2032 Notes that is included therein provide, among other things, that the 2032 Notes bear interest at a rate of 3.500% per year (payable annually in arrears on June 15 of each year, beginning on June 15, 2025) and will mature on June 15, 2032. The 2036 Notes Supplemental Indenture and the form of the 2036 Notes that is included therein provide, among other things, that the 2036 Notes bear interest at a rate of 4.000% per year (payable annually in arrears on June 15 of each year, beginning on June 15, 2025) and will mature on June 15, 2036.

Optional Redemption

Prior to (i) with respect to the 2028 Notes, May 15, 2028 (one month prior to the maturity date of such notes), (ii) with respect to the 2032 Notes, March 15, 2032 (three months prior to the maturity date of such notes) and (iii) with respect to the 2036 Notes, March 15, 2036 (three months prior to the maturity date of such notes) (each, a “par call date”), Fiserv Funding may redeem the applicable series of Notes at Fiserv Funding’s option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such Notes matured on their applicable par call date), on an annual (ACTUAL/ACTUAL (ICMA)) basis at a rate equal to the sum of the Comparable Government Bond Rate (as defined in the 2028 Notes Supplemental Indenture, the 2032 Notes Supplemental Indenture or the 2036 Notes Supplemental Indenture, as applicable), plus 20 basis points in the case of the 2028 Notes, 25 basis points in the case of the 2032 Notes and 25 basis points in the case of the 2036 Notes, less interest accrued to, but excluding, the date of redemption; and (b) 100% of the principal amount of the Notes to be redeemed; plus, in either case, accrued and unpaid interest on the applicable Notes to, but excluding, the redemption date. On or after the applicable par call date for the 2028 Notes, the 2032 Notes and the 2036 Notes, Fiserv Funding may redeem the Notes of the applicable series in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Repurchase Upon a Change of Control Triggering Event

Fiserv Funding is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes outstanding on the date of a change of control triggering event, plus accrued and unpaid interest.

Events of Default

The Indenture, the 2028 Notes Supplemental Indenture, the 2032 Notes Supplemental Indenture and the 2036 Notes Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

Documentation

The descriptions of the 2028 Notes Supplemental Indenture, the 2032 Notes Supplemental Indenture and the 2036 Notes Supplemental Indenture set forth above are qualified by reference to the 2028 Notes Supplemental Indenture, the 2032 Notes Supplemental Indenture and the 2036 Notes Supplemental Indenture filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

The Notes and the Company’s guarantees thereof are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-277241) filed by the Company with the Securities and Exchange Commission on February 22, 2024, as amended by the Post-Effective Amendment No. 1 to the Registration Statement filed by Fiserv Funding and the Company with the Securities and Exchange Commission on April 24, 2025. The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of May 7, 2025, among Fiserv Funding Unlimited Company, as issuer, Fiserv, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee (including the Form of 2.875% Senior Notes due 2028).

4.2	Second Supplemental Indenture, dated as of May 7, 2025, among Fiserv Funding Unlimited Company, as issuer, Fiserv, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee (including the Form of 3.500% Senior Notes due 2032).

4.3	Third Supplemental Indenture, dated as of May 7, 2025, among Fiserv Funding Unlimited Company, as issuer, Fiserv, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee (including the Form of 4.000% Senior Notes due 2036).

4.4	Agency Agreement, dated as of May 7, 2025, among Fiserv Funding Unlimited Company, as issuer, U.S. Bank Europe DAC, as paying agent, and U.S. Bank Trust Company, National Association, as trustee and security registrar.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Eric Nelson, SVP, General Counsel and Secretary of Fiserv, Inc.

5.3	Opinion of DLA Piper Ireland LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Eric Nelson, SVP, General Counsel and Secretary of Fiserv, Inc. (included in Exhibit 5.2).

23.3	Consent of DLA Piper Ireland LLP (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 7, 2025	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer